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                                  FORM T-1

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          STATEMENT OF ELIGIBILITY
                 UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                    CHECK IF AN APPLICATION TO DETERMINE
                    ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(b)(2)   |_|

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                            THE BANK OF NEW YORK
            (Exact name of trustee as specified in its charter)

       New York                                     13-5160382
      (State of incorporation                       (I.R.S. employer
      if not a U.S. national bank)                  identification no.)

      One Wall Street, New York, N.Y.               10286
      (Address of principal executive offices)      (Zip code)

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                        PSE&G Transition Funding LLC
            (Exact name of obligor as specified in its charter)


      Delaware                                      22-3672053
      (State or other jurisdiction of               (I.R.S. employer
      incorporation or organization)                identification no.)


      PSE&G Transition Funding LLC
      80 Park Plaza, T-4
      Newark, New Jersey                            07102
      (Address of principal executive offices)      (Zip code)

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                              Transition Bonds
                    (Title of the indenture securities)

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1.  GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                  Address
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         Superintendent of Banks of the        2 Rector Street, New York,
         State of New York                     N.Y.  10006, and Albany,
                                               N.Y.  12203

         Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                               N.Y.  10045

         Federal Deposit Insurance
         Corporation                           Washington, D.C.  20429

         New York Clearing House
         Association                           New York, New York  10005

    (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

         Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.


16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.





                                 SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of November, 1999.


                                        THE BANK OF NEW YORK


                                        By:   /s/  MARY LAGUMINA
                                            --------------------------------
                                            Name:  MARY LAGUMINA
                                            Title: ASSISTANT VICE PRESIDENT